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                                                                    Exhibit 10.9

                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated as of August 25, 2003, among (i) Austin Ventures III-A, L.P., a Delaware limited partnership, Austin Ventures III-B, L.P., a Delaware limited partnership, Austin Ventures V, L.P., a Delaware limited partnership, Austin Ventures V Affiliates Fund, L.P., a Delaware limited partnership (collectively, and jointly, severally and jointly and severally, "Austin Ventures"), (ii) Capital Resource Lenders II, L.P., a Delaware limited partnership, Capital Resource Partners II, L.P., a Delaware limited partnership (collectively, and jointly, severally and jointly and severally, "Capital Resources"), (iii) ABRY Partners IV, L.P., a Delaware limited partnership, ABRY Investment Partnership, L.P., a Delaware limited partnership (collectively, and jointly, severally and jointly and severally, "ABRY"), (iv) Windward Capital Partners II, L.P., a Delaware limited partnership, Windward Capital LP II, LLC, a Delaware limited liability company (collectively, and jointly, severally and jointly and severally, "Windward"), (v) Hull Family Limited Partnership, a Texas limited partnership ("Hull Partnership"), (vi) James Hull, individually, (vii) Robert Sherman, individually, (viii) Michael Gregory, individually, (ix) Michael Meyers, individually and (x) Stephen Hedrick, individually (Austin Ventures, Capital Resources, ABRY, Windward, Hull Partnership, James Hull, Robert Sherman, Michael Gregory, Michael Meyers, Stephen Hedrick, collectively the "Pledgors", and each a "Pledgor"), and Fleet National Bank, as Administrative Agent for the Lenders from time to time party to the credit agreement referred to below (in such capacity, the "Secured Party").

                              W I T N E S S E T H :

     WHEREAS, Monitronics International, Inc., a Texas corporation (the "Borrower"), the Secured Party, Bank of America, N.A., as syndication agent, and the Lenders referred to therein have entered into a Credit Agreement dated as of the date hereof (as amended, modified, supplemented and/or extended from time to time, the "Credit Agreement", capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Credit Agreement), pursuant to which the Lenders have agreed, subject to the terms and conditions set forth therein, to make revolving credit loans, swing line loans and term loans to the Borrower (collectively, the "Loans"), such Loans to be evidenced by the Borrower's Revolving Credit and Term Notes, payable to the order of the respective Lenders (collectively, as amended, modified, supplemented and/or extended from time to time the "Notes"); and

     WHEREAS, the Pledgors collectively own substantially all of the capital stock and warrants of the Borrower and will thereby benefit from the making of the Loans; and

     WHEREAS, the obligation of the Lenders to make the Loans is subject to the condition, among others, that the Pledgors shall execute and deliver this Agreement and grant the security interests hereinafter described, and the Pledgors hereby enter into this Pledge Agreement and pledge the Pledged Collateral (as herein defined) to the Secured Party to induce the Lenders to enter into the Credit Agreement and make the Loans;

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     NOW, THEREFORE, in consideration of the willingness of the Lenders to enter into the Credit Agreement and to agree, subject to the terms and conditions set forth therein, to make the Loans to the Borrower pursuant thereto, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged by the Pledgors, it is hereby agreed as follows:

     1. Security Interest. The Pledgors hereby deposit with and pledge to the Secured Party, for the benefit of the Credit Parties, the shares of capital stock of the Borrower (the "Pledged Stock"), the warrants together with the shares of common stock issuable upon exercise thereof (the "Pledged Warrants") and the promissory notes, if any, of the Borrower payable to the Pledgors (the "Pledged Notes") listed in Schedule I attached hereto (the Pledged Stock, the Pledged Warrants, the Pledged Notes, and any additional securities or collateral now or hereafter pledged hereunder are sometimes herein referred to collectively as the "Pledged Collateral"), and the Pledgors hereby grant to the Secured Party, for the benefit of the Credit Parties, a security interest in and lien on all of the Pledged Collateral as security for the due and punctual payment and performance of the Secured Obligations described in Section 2 hereof.

     2. Secured Obligations. The security interest hereby granted shall secure the due and punctual payment and performance of the Obligations under the Credit Agreement and the other Loan Documents, including without limitation, the following (herein called the "Secured Obligations"):

          (a) Principal of and premium, if any, and interest on the Notes (including, without limitation, the payment of interest and other amounts that would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code, as amended); and

          (b) Any and all other obligations of the Borrower to the Secured Party and/or the Credit Parties under the Credit Agreement or under any other Loan Document.

     Notwithstanding the foregoing, the Secured Party and/or the Credit Parties shall not, without the prior written consent of the Pledgors, (a) increase the stated principal amount of the Secured Obligations to an amount in excess of the Aggregate Commitments from time to time in effect under the Credit Agreement (up to $475,000,000) plus $47,500,000, or (b) extend the Revolving Loan Maturity Date, the Term Loan Maturity Date or any Incremental Term Loan Maturity Date more than sixty (60) days.

     3. Special Warranties and Covenants of the Pledgors. Each Pledgor hereby warrants and covenants for itself to the Secured Party and each Lender that:

          (a) The Pledged Collateral is duly and validly pledged with the Secured Party, for the benefit of the Credit Parties, in accordance with law and such Pledgor warrants and will defend the Secured Party's right, title and security interest in and to such Pledged Collateral against the claims and demands of all persons whomsoever.

          (b) Each Pledgor has good title to the Pledged Collateral, free and clear of all claims, mortgages, pledges, and Liens except as may be expressly set forth and permitted under the Credit Agreement.

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          (c) All of the Pledged Stock has been duly and validly issued and is fully paid and nonassessable.

          (d) As of the Effective Date, the Pledged Stock and Pledged Warrants constitute all of the issued and outstanding capital stock and warrants of the Borrower issued to any Pledgor. The Pledged Notes constitute all promissory notes, instruments or other evidences of Indebtedness of any kind or nature payable to any Pledgor by the Borrower.

          (e) To the extent expressly permitted under the Credit Agreement, the Pledgors may transfer, sell or otherwise dispose of all or a portion of the Pledged Collateral, but only on the condition that a transferee of the Pledged Collateral first becomes a party hereto; provided, however, that in the event that there shall exist an Event of Default under the Credit Agreement on account of the Borrower's failure to pay principal or interest on any Note when the same is due and payable (whether at maturity, upon acceleration or otherwise) or on account of the Borrower's failure to perform or comply with any covenant or term contained in Sections 8.16 or 8.17 of the Credit Agreement, and such Event of Default shall be continuing after applicable grace and cure periods, the Pledgors may not transfer any of the Pledged Collateral without the prior written consent of the Lenders, which consent shall not be unreasonably withheld or delayed.

          (f) If any additional Capital Stock of the Borrower or if any promissory notes or other evidence of Indebtedness of the Borrower or other Capital Stock of the Borrower is acquired by any Pledgor after the date hereof whether pursuant to option agreements or otherwise, the same shall constitute Pledged Collateral and shall be deposited and pledged with the Secured Party, for the benefit of the Credit Parties, as provided in Section 1 hereof simultaneously with such acquisition. Each Pledgor will promptly notify the Secured Party of the date and amount of any loans made from time to time by the Pledgor to the Borrower.

          (g) The Pledgors will not create, incur or permit to exist any Lien or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, other than Liens on and security interests in the Pledged Collateral created hereby or which are otherwise expressly permitted under the Credit Agreement.

          (h) The Pledgors will not consent to or approve the issuance of any additional shares of capital stock of any class of the Borrower, except pursuant to warrants, options or other instruments exercisable or convertible into capital stock of the Borrower which are outstanding as of the Effective Date or subsequent options granted to employees or granted under the Option Plans, or except as may be expressly permitted by and in accordance with the terms of the Credit Agreement, provided that any such additional shares of capital stock issued to any of the Pledgors shall be deposited and pledged with the Secured Party simultaneously with such issuance as provided in Section 1 hereof.

          (i) Each Pledgor has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each Pledgor, the performance by each Pledgor of its obligations hereunder, and the consummation by each Pledgor of the transactions contemplated hereby have been duly authorized by all requisite action

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on the part of each Pledgor. This Pledge Agreement has been duly executed and delivered by each Pledgor, and (assuming due authorization, execution and delivery by the Secured Party) this Agreement constitutes the legal, valid and binding obligation of each Pledgor, enforceable against such Pledgor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors rights generally and by general equity principles (whether enforcement is sought at law or in equity).

     4. Distributions. In case, upon the dissolution, winding up, liquidation or reorganization of the Borrower whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Borrower or otherwise, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Secured Party to be held as collateral security for the Secured Obligations. In case any stock dividend shall be declared on any of the Pledged Collateral, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital (including cash dividends, except those expressly allowed under the Credit Agreement) shall be made on any of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of the Borrower, the shares or other property so distributed shall be delivered to the Secured Party to be held as collateral security for the Secured Obligations.

     5. Events of Default. There shall exist a default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

          (a) Any Event of Default (as defined or provided in the Credit Agreement) shall occur and such Event of Default shall continue beyond the expiration of the applicable period of grace, if any; or

          (b) There shall be a material breach of any term or provision contained herein, or any representation and/or warranty made in this Agreement or in any document executed or delivered from time to time in connection herewith is untrue or misleading in any material respect.

     6. Rights and Remedies of Secured Party. Upon the occurrence and continuance of any Event of Default, such default not having previously been remedied or cured within any applicable grace or cure periods, the Secured Party shall have the following rights and remedies with respect to the Pledged
Collateral:

          (a) All rights and remedies provided by law, including, without limitation, those provided by the New York Uniform Commercial Code as in effect from time to time (the "Uniform Commercial Code");

          (b) All rights and remedies provided in this Agreement; and

          (c) All rights and remedies provided in the Credit Agreement, the Notes, the Security Documents or in any other Loan Document, other agreement, document or instrument pertaining to the Secured Obligations.

                                       4

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     The rights and remedies of the Secured Party set forth above shall be exercisable only in connection with a foreclosure on the Pledged Collateral in accordance with the terms hereof. The rights and remedies of the Secured Party under this Pledge Agreement against the Pledgor shall be limited to foreclosure on such Pledged Collateral, and the Secured Party shall not have the right to commence any action against the Pledgors for any deficiency remaining in respect of the Secured Obligations after the exercise of the rights of the Secured Party against the Pledged Collateral in accordance with terms of this Pledge Agreement. The Pledgors may exercise their rights under the Pledged Warrants at any time prior to any foreclosure thereon by the Secured Party and any stock receivable by the Pledgors upon any such exercise shall be delivered to the Secured Party as Pledged Collateral hereunder.

     7. Right to Transfer into Name of Secured Party, etc. In case there shall exist an Event of Default that shall be continuing after applicable grace and cure periods, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees. So long as no Event of Default shall exist and be continuing, the Pledgors shall be entitled to exercise as the Pledgors shall deem fit, but in a manner not inconsistent with the terms hereof or of the Secured Obligations, the voting power with respect to the Pledged Collateral.

     8. Right of Secured Party to Exercise Voting Power, etc. In case there shall exist an Event of Default, which shall not have been remedied or cured, the Secured Party, until such Event of Default has been remedied or cured in accordance with the Credit Agreement shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Secured Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Borrower or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine, all without liability except to account for property actually received, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     9. Right of Secured Party to Dispose of Collateral, etc. Upon the occurrence and continuance of an Event of Default, such default not having previously been remedied or cured within any applicable grace or cure periods, the Secured Party shall have the right, unless the Event of Default shall have been remedied or cured in accordance with the Credit Agreement prior to taking any such actions, at any time or times thereafter to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker's board or at public or private sale; provided, however, that the Secured Party shall not sell, resell, assign or deliver any of the Pledged Collateral unless (a) the Secured Party shall sell, resell, assign and deliver all of the Pledged Collateral and (b) simultaneously therewith, the Secured Party shall

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also sell, resell, assign and deliver all other shares of (and warrants for)
capital stock of the Borrower held in pledge by the Secured Party at the time of such sale. Unless the Pledged Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Pledgors at least ten (10) days' prior written notice at the respective addresses of the Pledgors specified in Section 17 hereof of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgors. All such sales shall be conducted in a commercially reasonable manner and shall be at such commercially reasonable price or prices as the Secured Party shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales the Secured Party may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Secured Party may deem best. Upon any such sale or sales the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgors. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgors shall execute, and hereby agree to cause the Borrower to execute, all such applications or other instruments as may be required. The proceeds of any such sale or sales, together with any other additional collateral security at the time received and held hereunder, shall be received and applied: first, to the payment of all costs and expenses of such sale, including reasonable attorneys' fees; second, to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine, and any surplus thereafter remaining shall be paid to the Pledgors or to whomever may be legally entitled thereto (including, if applicable, any subordinated creditor of the Borrower or the Pledgors).

     The Pledgors recognize that the Secured Party may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Collateral for its own account, for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales, and that the Secured Party has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act of 1933. The Pledgors agree that any such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they shall have been made under the foregoing circumstances.

     10. Collection of Amounts Payable on Account of Pledged Collateral, etc. Upon the occurrence and during the continuance of any Event of Default, the Secured Party may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral and shall have the right, for and in the name, place and stead of

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the Pledgors, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

     11. Care of Pledged Collateral in Secured Party's Possession. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Secured Party shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgors.

     12. Waivers, etc. The Pledgors hereby waive presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Secured Party's rights hereunder or in connection with any Secured Obligations or any Pledged Collateral; consent to and waive notice of the granting of renewals, extensions of time for payment or other indulgences to the Borrower or the Pledgors or to any third party, or substitution, release or surrender of any collateral security for any Secured Obligation, the addition or release of persons primarily or secondarily liable on any Secured Obligation or on any collateral security for any Secured Obligation, the acceptance of partial payments on any Secured Obligation or on any collateral security for any Secured Obligation and/or the settlement or compromise thereof. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. Each Pledgor further waives any right it may have under the constitutions of any state in which any of the Pledged Collateral may be located or under the Constitution of the United States of America, to notice (other than any requirement of notice provided herein) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party and waives its right, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Pledgors' waivers under this section have been made voluntarily, intelligently and knowingly and after the Pledgors have been apprised and counseled by their attorneys as to the nature thereof and its possible alternative rights.

     13. Termination; Assignment, etc. This Agreement and the security interest in the Pledged Collateral created hereby shall terminate when all of the Secured Obligations have been paid and finally discharged in full in cash or Cash Equivalents and all of the Commitments under the Credit Agreement are no longer in effect. For all purposes of this Agreement, no Default or Event of Default shall be deemed to have been cured or waived except as expressly provided in the Credit Agreement. No waiver by the Secured Party or any Lender or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by any Lender of all or any of the Secured Obligations held by it in accordance with the terms of the Credit Agreement, such Lender may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of such Lender hereunder, and such Lender shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned. At the sole expense of the Pledgors following termination of this Agreement and the termination

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of the Secured Party's security interest in the Pledged Collateral, the Secured
Party shall return all Pledged Stock and other Pledged Collateral in its possession to the Pledgors (or to the Borrower, as agent for the Pledgors) and shall execute and deliver to the Pledgors such other documents as the Pledgors may reasonably require to evidence the termination of the Secured Party's security interest in the Pledged Collateral.

     14. Reinstatement. Notwithstanding the provisions of Section 13, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Credit Parties or the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Credit Parties or the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Borrower or any Pledgor or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

     15. Governmental Approvals, etc. Upon the exercise by the Secured Party of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, qualification or authorization of any governmental authority or instrumentality, the Pledgors will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Secured Party may be required to obtain for such governmental consent, approval, qualification or authorization.

     16. Restrictions on Transfer, etc. To the extent that any restrictions imposed by the charter or by-laws of any Borrower, the Shareholders Agreement or any other agreement among the holders of capital stock of the Borrower or other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by the Secured Party of any right granted hereunder, including, without limitation, the right of the Secured Party to dispose of the Pledged Collateral upon the occurrence of any Event of Default, the Pledgors hereby waive such restrictions, and represent and warrant that they will cause all shares of Capital Stock of the Borrower held by them to be voted to cause the Borrower to take all necessary action to waive such restrictions, and the Pledgors hereby agree that they will take any further action which the Secured Party may reasonably request in order that the Secured Party may obtain and enjoy the full rights and benefits granted to the Secured Party by this Agreement free of any such restrictions. Without limiting the generality of the foregoing, each Pledgor agrees that, notwithstanding the provisions of Section 2D of the Shareholders Agreement, any purchaser of Pledged Collateral, including any Credit Party, who acquires any Pledged Collateral pursuant to the terms of this Agreement, shall take such Pledged Collateral free and clear of all terms of the Shareholders Agreement and neither such Persons nor such Pledged Collateral shall thereafter be subject to any term or condition of the Shareholders Agreement.

     17. Notices. Except as otherwise provided herein, all notices to the Pledgors or to the Secured Party shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if personally delivered or mailed by first class mail, postage prepaid, as follows:

          (a)  if to the Pledgors:

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               [Austin Ventures III-A, L.P.
               Austin Ventures III-B, L.P.
               Austin Ventures V, L.P.
               Austin Ventures V Affiliates Fund, L.P.
               701 Brazos, Suite 1400
               Austin, Texas 78701
               Attention: Blaine F. Wesner

          with a copy to:

               Vinson & Elkins L.L.P.
               600 Congress Avenue, Suite 2700
               Austin, Texas 78701
               Attention: William R. Volk, Esq.

          and to:

               Capital Resource Lenders II, L.P.
               Capital Resource Partners II, L.P.
               85 Merrimac Street, Suite 200
               Boston, MA 02114
               Attention: Stephen M. Jenks

          with a copy to:

               Testa, Hurwitz & Thibeault, LLP
               High Street Tower
               125 High Street
               Boston, MA 02110
               Attention: Andrew E. Taylor, Jr., Esq.

          and to:

               ABRY Partners IV, L.P.
               ABRY Investment Partnership, L.P.
               18 Newbury Street
               Boston, MA 02116
               Attention: Jay Grossman

          with a copy to:

               Kirkland & Ellis
               153 East 53rd Street
               New York, New York 10022
               Attention: John Kuehn, Esq.

          and to:

               Windward Capital Partners II, L.P.
               Windward Capital LP II, LLC
               Americas Tower
               1177 Avenue of the Americas
               42nd Floor
               New York, New York 10036
               Attention: Peter McDonald

          with a copy to:

               Skadden, Arps, Slate, Meagher & Flom
               4 Times Square
               New York, New York 10036
               Attention: Howard Ellin, Esq.

          and to:

               Hull Family Limited Partnership
               c/o James R. Hull at Monitronics International, Inc. 12801 Stemmons Freeway, Suite 821
               Dallas, Texas 75234

          and to:

               Robert Sherman
               c/o Monitronics International, Inc.
               12801 Stemmons Freeway, Suite 821
               Dallas, Texas 75234

          and to:

               Michael Gregory
               c/o Monitronics International, Inc.
               12801 Stemmons Freeway, Suite 821
               Dallas, Texas 75234

          and to:

               Michael Meyers
               c/o Monitronics International, Inc.
               12801 Stemmons Freeway, Suite 821
               Dallas, Texas 75234

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          and to:

               Stephen Hedrick
               c/o Monitronics International, Inc.
               12801 Stemmons Freeway, Suite 821
               Dallas, Texas 75234

          with a copy to:

               Vinson & Elkins L.L.P.
               2001 Ross Avenue, Suite 3700
               Dallas, Texas 75201
               Attention: James Markus, Esq.]

          (b)  if to the Secured Party:

               Fleet National Bank
               100 Federal Street
               Boston, Massachusetts 02110
               Attention: John F. Lynch, Senior Vice President

          with a copy to:

               Peter M. Palladino, P.C.
               Choate, Hall & Stewart
               Exchange Place
               53 State Street
               Boston, Massachusetts 02109

or at such other address as the party to whom such notice is directed may have designated in writing to the other party hereto. A notice shall be deemed to have been given upon the earlier to occur of (i) three (3) days after the date on which it is deposited in the U.S. mails or (ii) receipt by the party to whom such notice is directed.

     18. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Secured Party, the Credit Parties and the Pledgor and their respective successors and assigns, and the term "Credit Parties" shall be deemed to include any other holder or holders of any of the Secured Obligations and the term "Secured Party" shall be deemed to include any successor agent for the Credit Parties. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     19. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be governed by, and construed in accordance with, the internal laws (as opposed to the conflicts of law provisions, but including sections 5-1401 and 5-1402 of the general obligations law of the State of New York) and decisions of the State of New York. Each party hereto hereby irrevocably submits to the nonexclusive jurisdiction of any New York or Federal court sitting in the City of New York, New York over any suit, action or proceeding arising out of or relating to this Agreement and waives, to the fullest extent permitted or not prohibited by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

                                         AUSTIN VENTURES III-A, L.P.


                                         By: AV Partners III, L.P.,
                                             General Partner


                                         By: /s/ Blaine F. Wesner
                                             -----------------------------------
                                             Blaine F. Wesner
                                             Authorized Signatory


                                         AUSTIN VENTURES III-B, L.P.


                                         By: AV Partners III, L.P.,
                                             General Partner


                                         By: /s/ Blaine F. Wesner
                                             -----------------------------------
                                             Blaine F. Wesner
                                             Authorized Signatory


                                         AUSTIN VENTURES V, L.P.


                                         By: AV Partners V, L.P.
                                             Its General Partner


                                         By: /s/ Blaine F. Wesner
                                             -----------------------------------
                                             Blaine F. Wesner
                                             General Partner


                                         AUSTIN VENTURES V AFFILIATES FUND, L.P.


                                         By: AV Partners V, L.P.
                                             Its General Partner


                                         By: /s/ Blaine F. Wesner
                                             -----------------------------------
                                             Blaine F. Wesner
                                             General Partner

                                         CAPITAL RESOURCE LENDERS II, L.P.


                                         By: Capital Resource Partners II, L.P.
                                             Its General Partner


                                         By: /s/ Stephen M. Jenks
                                             -----------------------------------
                                             Name: Stephen M. Jenks
                                             Title: Class B Limited Partner


                                         CAPITAL RESOURCE PARTNERS II, L.P.


                                         By:
                                             -----------------------------------
                                             Its General Partner


                                         By: /s/ Stephen M. Jenks
                                             -----------------------------------
                                             Name: Stephen M. Jenks
                                             Title: Class B Limited Partner


                                         WINDWARD CAPITAL PARTNERS II, L.P.


                                         By: Windward Capital GP, LLC,
                                             Its General Partner


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         WINDWARD CAPITAL L.P. II, LLC


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         CAPITAL RESOURCE LENDERS II, L.P.


                                         By: Capital Resource Partners II, L.P.
                                             Its General Partner


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         CAPITAL RESOURCE PARTNERS II, L.P.


                                         By:
                                             -----------------------------------
                                             Its General Partner


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         WINDWARD CAPITAL PARTNERS II, L.P.


                                         By: Windward Capital GP, LLC,
                                             Its General Partner


                                         By: /s/ Peter Scott Macdonald
                                             -----------------------------------
                                             Name: Peter Scott Macdonald
                                             Title: Managing Member


                                         WINDWARD CAPITAL L.P. II, LLC


                                         By: /s/ Peter Scott Macdonald
                                             -----------------------------------
                                             Name: Peter Scott Macdonald
                                             Title: Managing Member

                                         ABRY PARTNERS IV, L.P.


                                         By: ABRY Capital Partners, L.P.,
                                             its general partner


                                         By: /s/ Jay Grossman
                                             -----------------------------------
                                             Name: Jay Grossman
                                             Title:


                                         ABRY INVESTMENT PARTNERSHIP, L.P.


                                         By: ABRY Investment GP, LLC,
                                             its general partner


                                         By: /s/ Jay Grossman
                                             -----------------------------------
                                             Name: Jay Grossman
                                             Title:


                                         HULL FAMILY LIMITED PARTNERSHIP


                                         By: James R. Hull Management Trust,
                                             Its General Partner


                                         By:
                                             -----------------------------------
                                             James R. Hull, Trustee


                                         ---------------------------------------
                                         James R. Hull, individually
                                         c/o Monitronics International, Inc.
                                         12801 Stemmons Freeway, Suite 821
                                         Dallas, Texas 75234


                                         ---------------------------------------
                                         Robert Sherman, individually
                                         c/o Monitronics International, Inc.
                                         12801 Stemmons Freeway, Suite 821
                                         Dallas, Texas 75234

                                         ABRY PARTNERS IV, L.P.


                                         By: ABRY Capital Partners, L.P.,
                                             its general partner


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         ABRY INVESTMENT PARTNERSHIP, L.P.


                                         By: ABRY Investment GP, LLC,
                                             its general partner


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         HULL FAMILY LIMITED PARTNERSHIP


                                         By: James R. Hull Management Trust,
                                             Its General Partner


                                         By: /s/ James R. Hull
                                             -----------------------------------
                                             James R. Hull, Trustee


                                         /s/ James R. Hull
                                         ---------------------------------------
                                         James R. Hull, individually
                                         c/o Monitronics International, Inc.
                                         12801 Stemmons Freeway, Suite 821
                                         Dallas, Texas 75234


                                         /s/ Robert Sherman
                                         ---------------------------------------
                                         Robert Sherman, individually
                                         c/o Monitronics International, Inc.
                                         12801 Stemmons Freeway, Suite 821
                                         Dallas, Texas 75234

                                         /s/ Michael Meyers
                                         ---------------------------------------
                                         Michael Meyers, individually
                                         c/o Monitronics International, Inc.
                                         12801 Stemmons Freeway, Suite 821
                                         Dallas, Texas 75234


                                         /s/ Michael Gregory
                                         ---------------------------------------
                                         Michael Gregory, individually
                                         c/o Monitronics International, Inc.
                                         12801 Stemmons Freeway, Suite 821
                                         Dallas, Texas 75234


                                         /s/ Stephen Hedrick
                                         ---------------------------------------
                                         Stephen Hedrick, individually
                                         c/o Monitronics International, Inc.
                                         12801 Stemmons Freeway, Suite 821
                                         Dallas, Texas 75234

ACKNOWLEDGMENT:

The Borrower acknowledges the provisions of the within Pledge Agreement, specifically the provisions of subsection 3(g) relating to the Option Plans, and covenants to the Secured Party that in the event any shares of capital stock of the Borrower are to be issued to any Pledgor pursuant to such Option Plans, or otherwise such shares will be delivered directly to the Secured Party.

MONITRONICS INTERNATIONAL, INC.


By: /s/ James R. Hull
    ----------------------------------
    James R. Hull
    President and CEO


ACKNOWLEDGED AND ACCEPTED:

FLEET NATIONAL BANK,
as Administrative Agent


By:
    ----------------------------------
    Name:
    Title:

ACKNOWLEDGMENT:

The Borrower acknowledges the provisions of the within Pledge Agreement, specifically the provisions of subsection 3(g) relating to the Option Plans, and covenants to the Secured Party that in the event any shares of capital stock of the Borrower are to be issued to any Pledgor pursuant to such Option Plans, or otherwise such shares will be delivered directly to the Secured Party.

MONITRONICS INTERNATIONAL, INC.


By:
    ----------------------------------
    James R. Hull
    President and CEO


ACKNOWLEDGED AND ACCEPTED:

FLEET NATIONAL BANK,
as Administrative Agent


By: /s/ John F. Lynch
    ----------------------------------
    Name: John F. Lynch
    Title: Senior Vice President

                                [To Be Provided]
                                   SCHEDULE I
                              (to Pledge Agreement)

--------------------------------------------------------------------------------
                                                    No.        %     Certificate
Owner and Address            Description         of Shares   Owned      No(s).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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TOTAL PLEDGED STOCK
--------------------------------------------------------------------------------

                                  PLEDGED NOTES

Description                                                    Principal Amount
-----------                                                    ----------------